SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.  )
                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                      ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
CHECK THE APPROPRIATE BOX:
 ----
/   /    Preliminary Proxy Statement
- ----
 ----
/   /    Preliminary Additional Materials
- ----
 ----
/ X  /   Definitive Proxy Statement
- ----
 ----
/   /    Definitive Additional Materials
- ----
 ----
/   /    Soliciting Material Pursuant to Rule 14a-11(c) or
- -----    14a-12


PUTNAM         CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM                  HIGH YIELD MUNICIPAL TRUST
PUTNAM               INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM             INVESTMENT GRADE MUNICIPAL TRUST II
PUTNAM             INVESTMENT GRADE MUNICIPAL TRUST III
PUTNAM                MANAGED MUNICIPAL INCOME TRUST
PUTNAM                     MASTER INCOME TRUST
PUTNAM                MUNICIPAL OPPORTUNITIES TRUST
PUTNAM          NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 ----
/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----          14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of
         Schedule 14A.
 ----
/   /    $500 per each party to the controversy pursuant
- ----          to Exchange Act Rule 14a-6(i)(3).

 ----
/   /    Fee computed on table below per Exchange Act Rules
- ----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

 ----
/   /    Check box if any part of the fee is offset as provided
- ----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM HIGH YIELD MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR FUND. IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, WE'LL VOTE IT IN ACCORDANCE WITH THE TRUSTEES' RECOMMENDATIONS ON PAGE 4.

WHILE INVESTORS SOMETIMES FIND A PROXY STATEMENT INTIMIDATING, WE ARE, IN FACT, ASKING FOR YOUR VOTE ON JUST A FEW MATTERS. SO WE URGE YOU TO SPEND A COUPLE OF MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. WHEN SHAREHOLDERS DON'T RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO INCUR THE EXPENSE OF FOLLOW-UP SOLICITATIONS, WHICH CAN COST YOUR FUND MONEY.

WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR
COMMENTS.  PLEASE TAKE A FEW MOMENTS WITH THESE MATERIALS AND
RETURN YOUR PROXY TO US.


                (PUTNAM LOGO APPEARS HERE)
                  BOSTON * LONDON * TOKYO

TABLE OF CONTENTS


A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .1

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . . . . . .2

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . . . . . . .4

PROXY CARD ENCLOSED






















If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A MESSAGE FROM THE CHAIRMAN

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on these matters:

1.  ELECTING TRUSTEES TO OVERSEE YOUR FUND; AND

2.  RATIFYING THE SELECTION BY THE TRUSTEES OF THE INDEPENDENT
    AUDITORS OF YOUR FUND FOR ITS CURRENT FISCAL YEAR.

Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't.
When shareholders don't return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, call 1-800-255-1581.

                                  Sincerely yours,

                                  (signature of George Putnam)
                                  George Putnam, Chairman

PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM HIGH YIELD MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III
PUTNAM MANAGED MUNICIPAL INCOME TRUST
PUTNAM MASTER INCOME TRUST
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST
NOTICE OF A MEETING OF SHAREHOLDERS

THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING.
IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE
OF THE MEETING, IF YOU CAN ATTEND IN PERSON.

To the Shareholders of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam Managed Municipal Income Trust, Putnam Master Income Trust, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust:

A Meeting of Shareholders of your fund will be held on October 5, 1995 at 2:00 p.m., Boston time, on the eighth floor of One Post
Office Square, Boston, Massachusetts, to consider the following:

1.       FIXING THE NUMBER OF TRUSTEES AND ELECTING TRUSTEES.  SEE
         PAGE 6.

2. RATIFYING THE SELECTION OF AUDITORS FOR YOUR FUND FOR THE
   CURRENT FISCAL YEAR.  SEE PAGE 28.

3. TRANSACTING OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
   MEETING.

By the Trustees
George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                 Donald S. Perkins
Hans H. Estin                     George Putnam, III
John A. Hill                      Eli Shapiro
Elizabeth T. Kennan                    A.J.C. Smith
Lawrence J. Lasser                W. Nicholas Thorndike
Robert E. Patterson

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

July 25, 1995

PROXY STATEMENT

THIS DOCUMENT WILL GIVE YOU THE INFORMATION YOU NEED TO VOTE ON THE MATTERS LISTED ON THE PREVIOUS PAGE. MUCH OF THE INFORMATION IN THE PROXY STATEMENT IS REQUIRED UNDER RULES OF THE SECURITIES AND EXCHANGE COMMISSION (SEC); SOME OF IT IS TECHNICAL. IF THERE IS ANYTHING YOU DON'T UNDERSTAND, PLEASE CONTACT US AT OUR SPECIAL TOLL-FREE NUMBER, 1-800-225-1581, OR CALL YOUR FINANCIAL ADVISER.

WHO IS ASKING FOR MY VOTE?

THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST, PUTNAM HIGH YIELD MUNICIPAL TRUST, PUTNAM INVESTMENT GRADE MUNICIPAL TRUST, PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II, PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III, PUTNAM MANAGED MUNICIPAL INCOME TRUST, PUTNAM MASTER INCOME TRUST, PUTNAM MUNICIPAL OPPORTUNITIES TRUST AND PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST for use at the Meeting of Shareholders of your fund to be held on October 5, 1995, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

HOW DO YOUR FUND'S TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE ON
THESE PROPOSALS?

The Trustees recommend that you vote

1. FOR FIXING THE NUMBER OF TRUSTEES AS PROPOSED AND THE
   ELECTION OF ALL NOMINEES, AND

2. FOR SELECTING THE INDEPENDENT AUDITORS FOR YOUR FUND AS
   INDICATED BELOW:

   PRICE WATERHOUSE LLP      Putnam California Investment Grade
                             Municipal Trust
                             Putnam High Yield Municipal Trust
                             Putnam Investment Grade Municipal
Trust
                             Putnam New York Investment Grade
Municipal Trust

   COOPERS & LYBRAND L.L.P.  Putnam Investment Grade Municipal
                             Trust II
                             Putnam Investment Grade Municipal
                             Trust III
                             Putnam Managed Municipal Income
                    Trust
                             Putnam Master Income Trust
                             Putnam Municipal Opportunities
                    Trust

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on July 7, 1995, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or about July 31, 1995.

Each share is entitled to one vote. Unless otherwise noted, if your fund's shares are divided into preferred and common shares, the holders of your fund's preferred shares and the holders of your fund's common shares will vote together as a single class. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

THE PROPOSALS

I.  ELECTION OF TRUSTEES

WHO ARE THE NOMINEES FOR TRUSTEES?

The Nominating Committee of the Trustees of your fund recommends that the number of Trustees be fixed at thirteen and that your vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

Pursuant to the bylaws of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam Managed Municipal Income Trust, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust and the Investment Company Act of 1940, holders of the preferred shares for each of the foregoing funds are entitled to elect two Trustees. The remaining Trustees for each of these funds will be elected by the holders of its preferred shares and common shares voting together as a single class. Therefore, for each of these funds, Messrs. Hill and Patterson have been nominated as Trustees to be elected by the holders of its preferred shares, while the other 11 Trustees have been nominated to be elected by the holders of its preferred shares and common shares voting together as a single class.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").

JAMESON ADKINS BAXTER
[INSERT PICTURE]

Ms. Baxter, age 51, is the President of Baxter
Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, a Fortune 500 printing company, Avondale Federal Savings Bank, a savings and loan company, and ASHTA Chemicals, Inc., a basic chemicals producer. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and a Member of the Board of Governors of Good Shepherd Hospital. She is also active in various professional and civic organizations, including the Financial Women's Association of New York. Ms. Baxter is a graduate of Mount Holyoke College.


HANS H. ESTIN
[INSERT PICTURE]

Mr. Estin, age 66, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


JOHN A. HILL
[INSERT PICTURE]

Mr. Hill, age 53, is the Chairman and Managing Director of First Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Enterra Corporation, an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


ELIZABETH T. KENNAN
[INSERT PICTURE]

Ms. Kennan, age 57, President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities, the Kentucky Home Life Insurance Companies, and Talbots, a women's clothing retailer. She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


LAWRENCE J. LASSER*
[INSERT PICTURE]

Mr. Lasser, age 52, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


ROBERT E. PATTERSON
[INSERT PICTURE]

Mr. Patterson, age 50, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.



DONALD S. PERKINS*
[INSERT PICTURE]

Mr. Perkins, age 68, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including American Telephone & Telegraph Company, AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Illinova and Illinois Power Co., Inland Steel Industries, Inc., Kmart Corporation, a major department store company, LaSalle Street Fund, Inc., a real estate investment trust, and Time Warner,
Inc., the nation's largest media conglomerate.   He previously
served as a director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company and Firestone Tire & Rubber Company.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary Doctorate from Loyola University of Chicago.


WILLIAM F. POUNDS
[INSERT PICTURE]

Dr. Pounds, age 67, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., M/A-COM, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a director of Fisher-Price, Inc., a major toy manufacturer and General Mills, Inc., a major manufacturer and distributor of food products. Dr. Pounds is a graduate of Carnegie Mellon University.


GEORGE PUTNAM*
[INSERT PICTURE]

Mr. Putnam, age 69, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., a mining and natural resources company, General Mills, Inc., a major manufacturer of food products, Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts in Boston; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


GEORGE PUTNAM, III*
[INSERT PICTURE]

Mr. Putnam, age 44, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhodes.

Mr. Putnam currently also serves as a Director of The World Environment Center and the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


ELI SHAPIRO
[INSERT PICTURE]

Dr. Shapiro, age 79, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro currently serves as a Director of Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management. He is also a past Director of many companies, including Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the
Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.


A.J.C. SMITH*
[INSERT PICTURE]

Mr. Smith, age 61, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. NICHOLAS THORNDIKE**
[INSERT PICTURE]

Mr. Thorndike, age 62, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which managed mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


- ----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of certain publicly held companies that include registered broker-dealer firms among their subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994 Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for Dr. Shapiro, all the nominees were elected by the shareholders of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Managed Municipal Income Trust, Putnam Master Income Trust, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust in October, 1994. Mr. Estin, Mr. Hill, Ms. Kennan, Mr. Lasser, Mr. Patterson, Mr. Perkins, Dr. Pounds, Mr. Putnam and Mr. Thorndike were elected by the sole shareholder of Putnam Investment Grade Municipal Trust III in November, 1993. Dr. Shapiro was elected by the other Trustees in April, 1995. As indicated above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1989. The 13 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of that fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that shareholders fix the number of Trustees at less than 13 for each fund.


WHAT ARE THE TRUSTEES' RESPONSIBILITIES?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

DO THE TRUSTEES HAVE A STAKE IN YOUR FUND?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds.  The Trustees
allocate their investments among the more than 80 Putnam funds based on their own investment needs.  The Trustees' aggregate investments in the Putnam funds total over $34 million.  The tables below lists each Trustee's current investments in your fund and in the Putnam funds as a group.
                                                       NUMBER OF
                                   YEAR FIRST          SHARES
                                   ELECTED             OWNED OF
                                   AS TRUSTEE          ALL PUTNAM
                                   OF THE              FUNDS
                                   PUTNAM              AS OF
TRUSTEES                           FUNDS               6/15/95*
- -----------------------------------------------------------------------------
Jameson Adkins Baxter              1994                12,481
Hans H. Estin                      1972                25,530
John A. Hill                       1985                92,219
Elizabeth T. Kennan                1992                15,528
Lawrence J. Lasser                 1992                216,782
Robert E. Patterson                1984                59,611
Donald S. Perkins                  1982                187,491
William F. Pounds                  1971                362,818
George Putnam                      1957                1,323,300
George Putnam, III                 1984                137,104
Eli Shapiro                        1995+               84,440
A.J.C. Smith                       1986                32,067
W. Nicholas Thorndike              1992                66,504
- ------------------------------------------------------------------------------
*    These holdings do not include shares of Putnam money market funds.

+    Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

                  NUMBER OF        NUMBER OF      NUMBER OF      NUMBER OF
                   SHARES OWNED     SHARES         SHARES OWNED   SHARES OWNED
                   OF PUTNAM        OWNED OF       OF PUTNAM      OF PUTNAM
                   CALIFORNIA       PUTNAM         INVESTMENT     INVESTMENT
                   INVESTMENT       HIGH YIELD     GRADE          GRADE
                   GRADE            MUNICIPAL      MUNICIPAL      MUNICIPAL
                   MUNICIPAL        TRUST          TRUST          TRUST II
                   TRUST AS OF      AS OF          AS OF          AS OF
TRUSTEES           6/15/95*         6/15/95*       6/15/95*       6/15/95*
- -------------------------------------------------------------------------------
Jameson Adkins Baxter       100              100            100            100
Hans H. Estin               107              141            139            108
John A. Hill                100              100            100            100
Elizabeth T. Kennan         100**            100***         100+           100++
Lawrence J. Lasser          100              100            100            100
Robert E. Patterson         100              300            300            100
Donald S. Perkins           153              1,094          445            780
William F. Pounds           335              500            500            335
George Putnam               783              1,100          900            789
George Putnam, III          500              300            300            500
Eli Shapiro+++               -                -              -              -
A.J.C. Smith                200              200            200            200
W. Nicholas Thorndike       113              130            130            114
- -------------------------------------------------------------------------------
* As of June 15, 1995, the Trustees and officers of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust and Putnam Investment Grade Municipal Trust
 II owned a total of 2,691, 4,165, 3,314, and 3,326 common shares, respectively, of the funds, comprising less than 1% of the outstanding common shares of such funds on that date. With respect to all of these shares, the Trustees and officers individually have sole investment power and sole voting power. None of the Trustees owns any preferred shares.

**   In addition, Mrs. Kennan is the custodian of a trust for her son which owns 115 shares of the fund.

*** In addition, Mrs. Kennan is the custodian of a trust for her son which owns 106 shares of the fund.

+    In addition, Mrs. Kennan is the custodian of a trust for her son which owns 106 shares of the fund.

++   In addition, Mrs. Kennan is the custodian of a trust for her son which owns 110 shares of the fund.

+++ Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

              NUMBER OF        NUMBER OF      NUMBER OF      NUMBER OF
               SHARES OWNED     SHARES OWNED   SHARES         SHARES OWNED
               OF PUTNAM        OF PUTNAM      OWNED OF       OF PUTNAM
               INVESTMENT       MANAGED        PUTNAM         NEW YORK
               GRADE            MUNICIPAL      MUNICIPAL      INVESTMENT
               MUNICIPAL        INCOME         OPPORTUNITIES  GRADE
               TRUST III        TRUST          TRUST          MUNICIPAL TRUST
               AS OF            AS OF          AS OF          AS OF
TRUSTEES       6/15/95*         6/15/95*       6/15/95*       6/15/95*
- -----------------------------------------------------------------------------
Jameson Adkins Baxter       300              100            100            100
Hans H. Estin               100              140            107            106
John A. Hill                4,500            100            100            2,100
Elizabeth T. Kennan         100              100**          100***         100+
Lawrence J. Lasser          100              100            100            100
Robert E. Patterson         200              300            100            100
Donald S. Perkins           900              1,084          524            193
William F. Pounds           100              500            500            335
George Putnam               851              1,100          798            767
George Putnam, III          500              300            500            500
Eli Shapiro++                -                -              -              -
A.J.C. Smith                200              200            200            200
W. Nicholas Thorndike       100              130            113            113
- -------------------------------------------------------------------------------
*    As of June 15, 1995, the Trustees and officers of Putnam Investment
 Grade Municipal Trust III, Putnam Managed Municipal Income Trust, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust owned a total of 7,951, 4,154, 3,242 and 4,714 common shares, respectively, of the funds, comprising less than 1% of the outstanding common shares of such funds on that date. With respect to all of these shares, the Trustees and officers individually have sole investment power and sole voting power. None of the Trustees owns any preferred shares.

**   In addition, Mrs. Kennan is the custodian of a trust for her son which owns 105 shares of the fund.

*** In addition, Mrs. Kennan is the custodian of a trust for her son which owns 114 shares of the fund.

+    In addition, Mrs. Kennan is the custodian of a trust for her son which owns 109 shares of the fund.

++   Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

                                        NUMBER OF SHARES
                                        OWNED OF
                                        PUTNAM MASTER
                                        INCOME TRUST
                                        AS OF
TRUSTEES                                6/15/95*
- ------------------------------------------------------------------------------
Jameson Adkins Baxter                   100
Hans H. Estin                           594
John A. Hill                            1,500
Elizabeth T. Kennan                     100**
Lawrence J. Lasser                      100
Robert E. Patterson                     300
Donald S. Perkins                       1,191
William F. Pounds                       500
George Putnam                           2,090
George Putnam, III                      500
Eli Shapiro+                             -
A.J.C. Smith                            200
W. Nicholas Thorndike                   137
- -------------------------------------------------------------------------------
*    As of June 15, 1995, the Trustees and officers of Putnam Master Income
 Trust owned a total of 7,312 shares of the fund, comprising less than 1% of the outstanding shares of the fund on that date. With respect to all of these shares, the Trustees and officers individually have sole investment power and sole voting power.

**   In addition, Mrs. Kennan is the custodian of a trust for her son which owns 106 shares of the fund.

+    Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.








WHAT ARE SOME OF THE WAYS IN WHICH THE TRUSTEES REPRESENT
SHAREHOLDER INTERESTS?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

          by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;


          by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;


          by discussing with senior management of Putnam
          Management steps being taken to address any performance deficiencies;


          by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;


          by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;


          by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.



HOW OFTEN DO THE TRUSTEES MEET?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of each of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Services Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1994, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

WHAT ARE THE TRUSTEES PAID FOR THEIR SERVICES?

Your fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:

COMPENSATION TABLE

           AGGREGATE           AGGREGATE
           COMPENSATION        COMPENSATION   RETIREMENT          TOTAL
           FROM PUTNAM         FROM PUTNAM    BENEFITS            COMPENSATION
           CALIFORNIA          HIGH YIELD     ACCRUED AS          FROM ALL
           INVESTMENT GRADE    MUNICIPAL      PART OF EACH        PUTNAM
TRUSTEES   MUNICIPAL TRUST*    TRUST*         FUND'S EXPENSES     FUNDS**
- -------------------------------------------------------------------------------
Ms. Baxter+        $610                $610           $0             $135,850
Mr. Estin           612                 612            0              141,850
Mr. Hill            612                 612            0              143,850
Ms. Kennan          605                 605            0              141,850
Mr. Lasser          612                 612            0              141,850
Mr. Patters         620                 620            0              144,850
Mr. Perkins         607                 607            0              139,850
Dr. Pounds          613                 613            0              143,850
Mr. G. Putnam       612                 612            0              141,850
Mr. G. Putnam, III  612                 612            0              141,850
Dr. Shapiro++       N/A                 N/A            0                  N/A
Mr. Smith           604                 604            0              137,850
Mr. Thorndike       620                 620            0              144,850
- ------------------------------------------------------------------------------
* Reflects amounts paid by the fund for its last fiscal year. Includes an annual retainer and an attendance fee for each meeting attended.

**   Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1994, there were 86 funds in the Putnam family.

+    Elected to Board in January, 1994.

++   Elected to Board in April, 1995.  For the calendar year ended
 December 31, 1994, Dr. Shapiro received $38,577 in retirement benefits from the Putnam funds in respect of his prior service as a Trustee. These benefits terminated at the end of 1994.


          AGGREGATE      AGGREGATE
          COMPENSATION   COMPENSATION
          FROM PUTNAM    FROM PUTNAM         RETIREMENT          TOTAL
          INVESTMENT     INVESTMENT          BENEFITS            COMPENSATION
          GRADE          GRADE               ACCRUED AS          FROM ALL
          MUNICIPAL      MUNICIPAL           PART OF EACH        PUTNAM
TRUSTEES   TRUST*         TRUST II*           FUND'S EXPENSES     FUNDS**
- -------------------------------------------------------------------------------
Ms. Baxter+        $1,023         $919                $0             $135,850
Mr. Estin           1,032          919                 0              141,850
Mr. Hill            1,036          919                 0              143,850
Ms. Kennan          1,029          909                 0              141,850
Mr. Lasser          1,033          919                 0              141,850
Mr. Patterson       1,044          929                 0              144,850
Mr. Perkins         1,020          912                 0              139,850
Dr. Pounds          1,036          920                 0              143,850
Mr. G. Putnam       1,033          919                 0              141,850
Mr. G. Putnam, III  1,033          919                 0              141,850
Dr. Shapiro++        N/A           N/A                 0                  N/A
Mr. Smith           1,007          909                 0              137,850
Mr. Thorndike       1,044          929                 0              144,850
- ------------------------------------------------------------------------------
* Reflects amounts paid by the fund for its last fiscal year. Includes an annual retainer and an attendance fee for each meeting attended.

**   Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1994, there were 86 funds in the Putnam family.

+    Elected to Board in January, 1994.

++   Elected to Board in April, 1995.  For the calendar year ended December
 31, 1994, Dr. Shapiro received $38,577 in retirement benefits from the Putnam funds in respect of his prior service as a Trustee. These benefits terminated at the end of 1994.

         AGGREGATE      AGGREGATE      AGGREGATE
         COMPENSATION   COMPENSATION   COMPENSATION
         FROM PUTNAM    FROM PUTNAM    FROM      RETIREMENT       TOTAL
         INVESTMENT     MANAGED        PUTNAM    BENEFITS        COMPENSATION
         GRADE          MUNICIPAL      MASTER    ACCRUED AS      FROM ALL
         MUNICIPAL      INCOME         INCOME    PART OF EACH    PUTNAM
TRUSTEES TRUST III*     TRUST*         TRUST     FUND'S EXPENSES FUNDS**
- ----------------------------------------------------------------------------
Ms. Baxter+    $499        $1,469       $1,386         $0            $135,850
Mr. Estin       497         1,501        1,420          0             141,850
Mr. Hill        494         1,515        1,434          0             143,850
Ms. Kennan      494         1,496        1,415          0             141,850
Mr. Lasser      497         1,501        1,420          0             141,850
Mr. Patterson   499         1,526        1,445          0             144,850
Mr. Perkins     489         1,484        1,402          0             139,850
Dr. Pounds      494         1,514        1.433          0             143,850
Mr. G. Putnam   497         1,501        1,420          0             141,850
Mr. G. Putnam, III 497         1,501        1,420       0             141,850
Dr. Shapiro++     N/A          N/A         N/A          0                N/A
Mr. Smith       482         1,467        1,385          0             137,850
Mr. Thorndike   499         1,526        1,445          0             144,850
- ----------------------------------------------------------------------------
* Reflects amounts paid by the fund for its last fiscal year. Includes an annual retainer and an attendance fee for each meeting attended.

**   Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1994, there were 86 funds in the Putnam family.

+    Elected to Board in January, 1994.

++   Elected to Board in April, 1995.  For the calendar year ended December
 31, 1994, Dr. Shapiro received $38,577 in retirement benefits from the
 Putnam funds in respect of his prior service as a Trustee. These benefits terminated at the end of 1994.
                         AGGREGATE
          AGGREGATE      COMPENSATION
          COMPENSATION   FROM PUTNAM         RETIREMENT          TOTAL
          FROM PUTNAM    NEW YORK            BENEFITS            COMPENSATION
          MUNICIPAL      INVESTMENT          ACCRUED AS          FROM ALL
          OPPORTUNITIES  GRADE               PART OF EACH        PUTNAM
TRUSTEES  TRUST*         MUNICIPAL TRUST*    FUND'S EXPENSES     FUNDS**
- -----------------------------------------------------------------------------
Ms. Baxter+    $908        $580                   $0             $135,850
Mr. Estin       911         582                    0              141,850
Mr. Hill           910         582                    0              143,850
Ms. Kennan         901         575                    0              141,850
Mr. Lasser         911         582                    0              141,850
Mr. Patterson      921         589                    0              144,850
Mr. Perkins        904         577                    0              139,850
Dr. Pounds         912         583                    0              143,850
Mr. G. Putnam      911         582                    0              141,850
Mr. G. Putnam, III 911         582                    0              141,850
Dr. Shapiro++      N/A         N/A                    0                  N/A
Mr. Smith          900         575                    0              137,850
Mr. Thorndike      921         589                    0              144,850
- ------------------------------------------------------------------------------
* Reflects amounts paid by the fund for its last fiscal year. Includes an annual retainer and an attendance fee for each meeting attended.

**   Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1994, there were 86 funds in the Putnam family.

+    Elected to Board in January, 1994.

++   Elected to Board in April, 1995.  For the calendar year ended December
 31, 1994, Dr. Shapiro received $38,577 in retirement benefits from the Putnam funds in respect of his prior service as a Trustee. These benefits terminated at the end of 1994. Your fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by the fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees of your fund will receive similar benefits upon their retirement. A Trustee who retired in the most recent calendar year and was eligible to receive benefits under these Guidelines would have received an annual benefit of $60,425, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees of your fund reserve the right to amend or terminate such guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about your fund, including further information about its Trustees and officers, please see "Further information about your fund," on page 33.

PUTNAM INVESTMENTS

Putnam Investment Management, Inc. and its affiliate, Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc., and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.   SELECTION OF INDEPENDENT AUDITORS

COOPERS & LYBRAND L.L.P., One Post Office Square, Boston, Massachusetts 02109, independent accountants, has been selected by the Trustees as auditors of PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II, PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III, PUTNAM MANAGED MUNICIPAL INCOME TRUST, PUTNAM MASTER INCOME TRUST AND PUTNAM MUNICIPAL OPPORTUNITIES TRUST for their current fiscal years. PRICE WATERHOUSE LLP, 160 Federal Street, Boston, Massachusetts 02108, independent accountants, has been selected by the Trustees as auditors of PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST, PUTNAM HIGH YIELD MUNICIPAL TRUST, PUTNAM INVESTMENT GRADE MUNICIPAL TRUST AND PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST for their current fiscal years. Among the country's preeminent accounting firms, these firms together also serve as the auditors for all of the other funds in the Putnam family. Each was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of each firm is expected to be present at the meeting to make statements and to respond to appropriate questions.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

QUORUM AND METHODS OF TABULATION. The shareholders of each fund vote separately on the proposals presented for their fund. In the case of Putnam California Investment Grade Municipal Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam Managed Municipal Income Trust, Putnam Municipal Opportunities Trust and Putnam New York Investment Grade Municipal Trust, a majority of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement), except that where the preferred shares or common shares shall vote as a separate class, then a majority of the aggregate number of shares of that class shall be necessary to constitute a quorum for the transaction of business by that class. In the case of the Putnam Master Income Trust, thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless
otherwise noted in the proxy statement).   Shares represented by
proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

SIMULTANEOUS MEETINGS. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law.
If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. No fund is aware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Each fund has retained at its expense Management Information Services Corp., 61 Accord Park Drive, Norwell, Massachusetts 02061, to aid in the solicitation instructions for nominee and registered accounts.

REVOCATION OF PROXIES. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of the Putnam funds, by properly executing a later-dated proxy or by attending the meeting and voting in person.

DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR THE NEXT ANNUAL
MEETING. It is anticipated that each fund's next annual meeting of shareholders will be held in October, 1996. Shareholder proposals to be included in your fund's proxy statement for the next annual meeting must be received by your fund before March 31, 1996.

ADJOURNMENT. If sufficient votes in favor of any of the proposals for any fund set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for such fund for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. Such fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

FINANCIAL INFORMATION. YOUR FUND WILL FURNISH, WITHOUT CHARGE, TO ANY OF ITS SHAREHOLDERS UPON REQUEST A COPY OF THE FUND'S ANNUAL REPORT FOR ITS MOST RECENT FISCAL YEAR, AND A COPY OF ITS SEMIANNUAL REPORT FOR ANY SUBSEQUENT SEMIANNUAL PERIOD. SUCH REQUESTS MAY BE DIRECTED TO PUTNAM INVESTOR SERVICES, P.O. BOX 41203, PROVIDENCE, RI 02940-1203, 1-800-225-1581.

FURTHER INFORMATION ABOUT YOUR FUND

LIMITATION OF TRUSTEE LIABILITY. The Agreement and Declaration of Trust of each fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

AUDIT AND NOMINATING COMMITTEES.  The voting members of the Audit
Committee of your fund include only Trustees who are not "interested persons" of the fund or by reason of any affiliation with Putnam
Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam,
III (without vote), Shapiro, Smith (without vote), and Mrs. Kennan.
The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The
Nominating Committee currently consists of Dr. Pounds and Mrs. Kennan (Co-chairpersons), Mrs. Baxter, and Messrs. Estin, Hill, Patterson,
Shapiro and Thorndike.
OFFICERS AND OTHER INFORMATION. In addition to George Putnam and Lawrence J. Lasser, the officers of each fund are as follows:

PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST

                                                                 YEAR FIRST
                                                                 ELECTED TO
NAME (AGE)                         OFFICE                        OFFICE
- ---------------------------------------------------------------------------
Charles E. Porter (56)             Executive Vice President      1992
Patricia C. Flaherty (48)          Senior Vice President         1993
Gordon H. Silver (48)              Vice President                1992
Gary N. Coburn (49)                Vice President                1992
James E. Erickson (59)             Vice President                1992
William H. Reeves* (51)            Vice President                1995
William N. Shiebler** (53)         Vice President                1992
John R. Verani (56)                Vice President                1992
Paul M. O'Neil (42)                Vice President                1992
John D. Hughes (60)                Vice President & Treasurer    1992
Beverly Marcus (51)                Clerk                         1992
- ----------------------------------------------------------------------------

*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM HIGH YIELD MUNICIPAL TRUST

                                                                 YEAR FIRST
                                                                 ELECTED TO
NAME (AGE)                         OFFICE                        OFFICE
- ---------------------------------------------------------------------------
Charles E. Porter (56)             Executive Vice President      1989
Patricia C. Flaherty (48)          Senior Vice President         1993
Gordon H. Silver (48)              Vice President                1990
Gary N. Coburn (49)                Vice President                1989
James E. Erickson (59)             Vice President                1989
Triet M. Nguyen* (38)              Vice President                1989
William N. Shiebler** (53)         Vice President                1991
John R. Verani (56)                Vice President                1989
Paul M. O'Neil (42)                Vice President                1992
John D. Hughes (60)                Vice President & Treasurer    1989
Beverly Marcus (51)                Clerk                         1989
- ----------------------------------------------------------------------------

*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST

                                                                 YEAR FIRST
                                                                 ELECTED TO
NAME (AGE)                         OFFICE                        OFFICE
- ---------------------------------------------------------------------------
Charles E. Porter (56)             Executive Vice President      1989
Patricia C. Flaherty (48)          Senior Vice President         1993
Gordon H. Silver (48)              Vice President                1989
Gary N. Coburn (49)                Vice President                1989
James E. Erickson (59)             Vice President                1989
Michael F. Bouscaren* (48)         Vice President                1994
William N. Shiebler** (53)         Vice President                1991
John R. Verani (56)                Vice President                1989
Paul M. O'Neil (42)                Vice President                1992
John D. Hughes (60)                Vice President & Treasurer    1989
Beverly Marcus (51)                Clerk                         1989
- ---------------------------------------------------------------------------

*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II

                                                                 YEAR FIRST
                                                                 ELECTED TO
NAME (AGE)                         OFFICE                        OFFICE
- ----------------------------------------------------------------------------
Charles E. Porter (56)             Executive Vice President      1992
Patricia C. Flaherty (48)          Senior Vice President         1993
Gordon H. Silver (48)              Vice President                1992
Gary N. Coburn (49)                Vice President                1992
James E. Erickson (59)             Vice President                1992
Michael F. Bouscaren* (48)         Vice President                1994
William N. Shiebler** (53)         Vice President                1992
John R. Verani (56)                Vice President                1992
Paul M. O'Neil (42)                Vice President                1992
John D. Hughes (60)                Vice President & Treasurer    1992
Beverly Marcus (51)                Clerk                         1992
- -----------------------------------------------------------------------------

*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III

                                                                 YEAR FIRST
                                                                 ELECTED TO
NAME (AGE)                         OFFICE                        OFFICE
- ----------------------------------------------------------------------------
Charles E. Porter (56)             Executive Vice President      1993
Patricia C. Flaherty (48)          Senior Vice President         1993
Gordon H. Silver (48)              Vice President                1993
Gary N. Coburn (49)                Vice President                1993
James E. Erickson (59)             Vice President                1993
Michael F. Bouscaren* (48)         Vice President                1994
William N. Shiebler** (53)         Vice President                1993
John R. Verani (56)                Vice President                1993
Paul M. O'Neil (42)                Vice President                1993
John D. Hughes (60)                Vice President & Treasurer    1993
Beverly Marcus (51)                Clerk                         1993
- -----------------------------------------------------------------------------

*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM MANAGED MUNICIPAL INCOME TRUST

                                                                 YEAR FIRST
                                                                 ELECTED TO
NAME (AGE)                         OFFICE                        OFFICE
- ----------------------------------------------------------------------------
Charles E. Porter (56)             Executive Vice President      1989
Patricia C. Flaherty (48)          Senior Vice President         1993
Gordon H. Silver (48)              Vice President                1988
Gary N. Coburn (49)                Vice President                1988
James E. Erickson (59)             Vice President                1988
Howard K. Manning*  (42)           Vice President                1994
William N. Shiebler** (53)         Vice President                1991
John R. Verani (56)                Vice President                1988
Paul M. O'Neil (42)                Vice President                1992
John D. Hughes (60)                Vice President & Treasurer    1988
Beverly Marcus (51)                Clerk                         1988
- --------------------------------------------------------------------------------

*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM MASTER INCOME TRUST

                                                                 YEAR FIRST
                                                                 ELECTED TO
NAME (AGE)                         OFFICE                        OFFICE
- ----------------------------------------------------------------------------
Charles E. Porter (56)             Executive Vice President      1989
Patricia C. Flaherty (48)          Senior Vice President         1993
Gordon H. Silver (48)              Vice President                1989
Gary N. Coburn (49)                Vice President                1987
Rosemary H. Thomsen* (34)          Vice President                1992
Neil H. Powers* (33)               Vice President                1994
Michael Martino* (42)              Vice President                1994
D. William Kohli* (34)             Vice President                1994
Mark J. Siegel* (35)               Vice President                1995
William N. Shiebler** (53)         Vice President                1991
John R. Verani (56)                Vice President                1987
Paul M. O'Neil (42)                Vice President                1992
John D. Hughes (60)                Vice President & Treasurer    1987
Beverly Marcus (51)                Clerk                         1987
- -----------------------------------------------------------------------------

*  One of the fund's portfolio managers
** President of Putnam Mutual Funds

PUTNAM MUNICIPAL OPPORTUNITIES TRUST

                                                                 YEAR FIRST
                                                                 ELECTED TO
NAME (AGE)                         OFFICE                        OFFICE
- ----------------------------------------------------------------------------
Charles E. Porter (56)             Executive Vice President      1993
Patricia C. Flaherty (48)          Senior Vice President         1993
Gordon H. Silver (48)              Vice President                1993
Gary N. Coburn (49)                Vice President                1993
James E. Erickson (59)             Vice President                1993
Triet M. Nguyen* (38)              Vice President                1993
William N. Shiebler** (53)         Vice President                1993
John R. Verani (56)                Vice President                1993
Paul M. O'Neil (42)                Vice President                1993
John D. Hughes (60)                Vice President & Treasurer    1993
Beverly Marcus (51)                Clerk                         1993
- -----------------------------------------------------------------------------

*  The fund's portfolio manager
** President of Putnam Mutual Funds

PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST

                                                                 YEAR FIRST
                                                                 ELECTED TO
NAME (AGE)                         OFFICE                        OFFICE
- ----------------------------------------------------------------------------
Charles E. Porter (56)             Executive Vice President      1992
Patricia C. Flaherty (48)          Senior Vice President         1993
Gordon H. Silver (48)              Vice President                1992
Gary N. Coburn (49)                Vice President                1992
James E. Erickson (59)             Vice President                1992
David J. Eurkus* (49)              Vice President                1992
William N. Shiebler** (53)         Vice President                1992
John R. Verani (56)                Vice President                1992
Paul M. O'Neil (42)                Vice President                1992
John D. Hughes (60)                Vice President & Treasurer    1992
Beverly Marcus (51)                Clerk                         1992
- -----------------------------------------------------------------------------

*  The fund's portfolio manager
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management, Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, custodian fees, and investor servicing fees paid or allowed by the fund.

ASSETS AND SHARES OUTSTANDING OF EACH FUND
AS OF MAY 31, 1995


  PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST     $ 67,655,214
  PUTNAM HIGH YIELD MUNICIPAL TRUST                 $196,044,551
  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST           $243,876,176
  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II        $189,400,541
  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III       $ 52,700,603
  PUTNAM MANAGED MUNICIPAL INCOME TRUST             $448,912,834
  PUTNAM MASTER INCOME TRUST                        $478,660,922
  PUTNAM MUNICIPAL OPPORTUNITIES TRUST              $220,880,350
  PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST  $ 39,264,201

COMMON SHARES OUTSTANDING AND AUTHORIZED TO VOTE:
  PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST 4,607,092 SHARES
  PUTNAM HIGH YIELD MUNICIPAL TRUST               21,244,347 SHARES
  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST         20,158,364 SHARES
  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II      13,357,092 SHARES
  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III      4,007,092 SHARES
  PUTNAM MANAGED MUNICIPAL INCOME TRUST           44,741,318 SHARES
  PUTNAM MASTER INCOME TRUST                      53,356,949 SHARES
  PUTNAM MUNICIPAL OPPORTUNITIES TRUST            16,157,092 SHARES
  PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST      2,847,092 SHARES

PREFERRED SHARES OUTSTANDING AND AUTHORIZED TO VOTE:
  PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST  320 SHARES
  PUTNAM HIGH YIELD MUNICIPAL TRUST                 900 SHARES
  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST         1,400 SHARES
  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II      1,260 SHARES
  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III       200 SHARES
  PUTNAM MANAGED MUNICIPAL INCOME TRUST           1,750 SHARES
  PUTNAM MUNICIPAL OPPORTUNITIES TRUST              800 SHARES
  PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST       200 SHARES

PERSONS BENEFICIALLY OWNING MORE THAN 5% OF COMMON SHARES:
  PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST                   NONE
  PUTNAM HIGH YIELD MUNICIPAL TRUST                                    NONE
  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST                              NONE
  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II                           NONE
  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III                          NONE
  PUTNAM MANAGED MUNICIPAL INCOME TRUST                                NONE
  PUTNAM MASTER INCOME TRUST                                           NONE
  PUTNAM MUNICIPAL OPPORTUNITIES TRUST                                 NONE
  PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST                     NONE

PERSONS BENEFICIALLY OWNING MORE THAN 5% OF PREFERRED SHARES:
  PUTNAM CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST                   NONE
  PUTNAM HIGH YIELD MUNICIPAL TRUST                                    NONE
  PUTNAM INVESTMENT GRADE MUNICIPAL TRUST
  Barnett Bond Operations, P.O. Box 45147, Jacksonville,
  FL 32232: owned 81 shares representing 5.79% of the outstanding preferred shares.

  Bristol Myers Squibb Company, 345 Park Ave., 42nd floor, New York, NY 10154; owned 100 shares representing 7.14% of the outstanding preferred shares.

  UPICO Corp., 1403 Foulk Road, Suite 102, Wilmington, DE
  19803; owned 140 shares representing 10.00% of the
  outstanding preferred shares.
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
  Bristol Myers Squibb Company, 345 Park Ave., 42nd
  floor, New York, NY 10154; owned 200 shares
  representing 15.87% of the outstanding preferred
  shares.
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST III                            NONE
PUTNAM MANAGED MUNICIPAL INCOME TRUST
  Bristol Myers Squibb Company, 345 Park Ave., 42nd floor, New York, NY 10154; owned 280 shares representing 16.00% of the outstanding preferred shares.
PUTNAM MUNICIPAL OPPORTUNITIES TRUST
  Bristol Myers Squibb Company, 345 Park Ave., 42nd floor, New York, NY 10154; owned 197 shares representing 24.62% of the outstanding preferred shares.
PUTNAM NEW YORK INVESTMENT GRADE MUNICIPAL TRUST
  Bristol Myers Squibb Company, 345 Park Ave., 42nd floor, New York, NY 10154; owned 50 shares representing
  25.00% of the outstanding preferred shares.

  Charles Evans, Charles Evans Company, 745 5th Avenue,
  New York, NY 10151; owned 40 shares representing 20.00% of the outstanding preferred shares.

PUTNAMINVESTMENTS
THE PUTNAM FUNDS

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581
PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST. (COMMON SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam California Investment Grade Municipal Trust on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City
  State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, E.T.
    Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds, G. Putnam,
    G. Putnam, III, E. Shapiro, A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    PRICE WATERHOUSE LLP
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
HIGH YIELD MUNICIPAL TRUST. (COMMON SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam High Yield Municipal Trust on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, E.T.
    Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds, G. Putnam,
    G. Putnam, III, E. Shapiro, A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    PRICE WATERHOUSE LLP
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
INVESTMENT GRADE MUNICIPAL TRUST. (COMMON SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, E.T.
    Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds, G. Putnam,
    G. Putnam, III, E. Shapiro, A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    PRICE WATERHOUSE LLP
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
NEW YORK INVESTMENT GRADE MUNICIPAL TRUST. (COMMON SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam New York Investment Grade Municipal Trust on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, E.T.
    Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds, G. Putnam,
    G. Putnam, III, E. Shapiro, A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    PRICE WATERHOUSE LLP
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
PUTNAM INVESTMENT GRADE MUNICIPAL TRUST II
FOR THE HOLDERS OF COMMON SHARES
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
INVESTMENT GRADE MUNICIPAL TRUST II. (COMMON SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust II on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, E.T.
    Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds, G. Putnam,
    G. Putnam, III, E. Shapiro, A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    COOPERS & LYBRAND L.L.P.
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
INVESTMENT GRADE MUNICIPAL TRUST III. (COMMON SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust III on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, E.T.
    Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds, G. Putnam,
    G. Putnam, III, E. Shapiro, A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    COOPERS & LYBRAND L.L.P.
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
MANAGED MUNICIPAL INCOME TRUST. (COMMON SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Managed Municipal Income Trust on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, E.T.
    Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds, G. Putnam,
    G. Putnam, III, E. Shapiro, A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    COOPERS & LYBRAND L.L.P.
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
PUTNAM MASTER INCOME TRUST
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
MASTER INCOME TRUST.

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Master Income Trust on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Pstterson, D.S.
    Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro,
    A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    COOPERS & LYBRAND L.L.P.
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
MUNICIPAL OPPORTUNITIES TRUST. (COMMON SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Opportunities Trust on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUIMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, E.T.
    Kennan, L.J. Lasser, D.S. Perkins, W.F. Pounds, G. Putnam,
    G. Putnam, III, E. Shapiro, A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    COOPERS & LYBRAND L.L.P.
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
CALIFORNIA INVESTMENT GRADE MUNICIPAL TRUST. (PREFERRED SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam California Investment Grade Municipal Trust on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S.
    Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro,
    A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    PRICE WATERHOUSE LLP
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
HIGH YIELD MUNICIPAL TRUST. (PREFERRED SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam High Yield Municipal Trust on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S.
    Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro,
    A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    PRICE WATERHOUSE LLP
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
INVESTMENT GRADE MUNICIPAL TRUST. (PREFERRED SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S.
    Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro,
    A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AD MARKED TO THE CONTRARY BELOW)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    PRICE WATERHOUSE LLP
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
NEW YORK INVESTMENT GRADE MUNICIPAL TRUST. (PREFERRED SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam New York Investment Grade Municipal Trust on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S.
    Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro,
    A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    PRICE WATERHOUSE LLP
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
INVESTMENT GRADE MUNICIPAL TRUST II. (PREFERRED SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust II on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S.
    Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro,
    A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    COOPERS & LYBRAND L.L.P.
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
INVESTMENT GRADE MUNICIPAL TRUST III. (PREFERRED SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Investment Grade Municipal Trust III on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S.
    Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro,
    A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    COOPERS & LYBRAND L.L.P.
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
MANAGED MUNICIPAL INCOME TRUST. (PREFERRED SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Managed Municipal Income Trust on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S.
    Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro,
    A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    COOPERS & LYBRAND L.L.P.
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.

PUTNAMINVESTMENTS
THIS IS YOUR PROXY CARD.

PLEASE VOTE THIS PROXY, SIGN IT BELOW, AND RETURN IT PROMPTLY IN
THE ENVELOPE PROVIDED.  YOUR VOTE IS IMPORTANT.

                Please fold at perforation before detaching
- -----------------------------------------------------------------
Proxy for a meeting of shareholders, October 5, 1995, for PUTNAM
MUNICIPAL OPPORTUNITIES TRUST. (PREFERRED SHARES)

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned shareholder hereby appoints George Putnam, Hans
H. Estin, and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Municipal Opportunities Trust on October 5, 1995, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.


PLEASE BE SURE TO SIGN AND DATE THIS PROXY.


Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as an executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.



- -----------------------------------------------------------------
Shareholder sign here                                              Date

- -----------------------------------------------------------------
Co-owner sign here                                                 Date

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
- -----------------------------------------------------------------

City          State           Zip
- -----------------------------------------------------------------

Telephone
- -----------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

- -----------------------------------------------------------------

- -----------------------------------------------------------------

- -----------------------------------------------------------------

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
- -----------------------------------------------------------------
                Please fold at perforation before detaching IF YOU COMPLETE AND SIGN THE PROXY, WE'LL VOTE IT EXACTLY AS YOU TELL US. IF YOU SIMPLY SIGN THE PROXY, IT WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSAL 2. THE PROXIES WILL ALSO BE AUTHORIZED TO VOTE UPON SUCH OTHER
MATTERS THAT MAY COME BEFORE THE MEETING.

THE TRUSTEES RECOMMEND A VOTE FOR FIXING THE NUMBER OF TRUSTEES
AND ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE
PROPOSAL LISTED BELOW:

PLEASE MARK YOUR CHOICES / X / IN BLUE OR BLACK INK.

1.  PROPOSAL TO ELECT TRUSTEES
    The nominees for Trustees are: J.A. Baxter, H.H. Estin, J.A.
    Hill, E.T. Kennan, L.J. Lasser, R.E. Patterson, D.S.
    Perkins, W.F. Pounds, G. Putnam, G. Putnam, III, E. Shapiro,
    A.J.C. Smith, W.N. Thorndike.

/ / FOR fixing the number of Trustees and electing all the nominees
    (EXCEPT AS MARKED TO THE CONTRARY BELOW.)

    TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE
    NOMINEES, WRITE THOSE NOMINEES' NAMES BELOW:

    ------------------------------------------------------------

/  /     WITHHOLD authority to vote for all nominees

2.  PROPOSAL TO RATIFY       FOR       AGAINST        ABSTAIN
    THE SELECTION OF         /  /      /  /           /  /
    COOPERS & LYBRAND L.L.P.
    AS AUDITORS.




NOTE: If you have questions on any of the proposals, please call
1-800-225-1581.